UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020 (October 21, 2020)

EDISON NATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 536-0943

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EDNT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07.	Submission of Matters to a Vote of Security Holders

On October 21, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at Bear Creek Mountain Resort located at 101 Doe Mountain Lane, Macungie, Pennsylvania 18062. A total of 11,713,291 shares of the Company’s common stock were entitled to vote as of September 4, 2020, the record date for the Annual Meeting.  At the Annual Meeting, the stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 11, 2020. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal 1. To elect five (5) directors to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified

The stockholders elected Christopher Ferguson, Louis Foreman, Frank Jennings, Mary Ann Halford and Kevin O’Donnell as Directors of the Company to hold office until the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes Cast For	Votes Cast Against	Votes Withheld	Broker Non-Votes
Christopher B. Ferguson	2,814,969	24,758	0	3,117,385
Louis Foreman	2,799,767	39,960	0	3,117,385
Frank Jennings	2,803,477	36,250	0	3,117,385
Mary Ann Halford	2,819,843	19,884	0	3,117,385
Kevin O’Donnell	2,803,386	36,341	0	3,117,385

Proposal 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020

The stockholders voted to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
5,768,762	25,352	162,992	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2020

EDISON NATION, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer